UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 01, 2013 (Date of earliest event reported)
ZBB Energy Corporation (Exact name of registrant as specified in its charter)

WI (State or other jurisdiction of incorporation)	001-33540 (Commission File Number)	391987014 (IRS Employer Identification Number)

N93 W14475 Whittaker Way (Address of principal executive offices)		53051 (Zip Code)
(262) 253-9800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 1, 2013 ZBB Energy reported that the company has cancelled its previously reported plan to hold a special shareholder meeting to seek shareholder approval to remove the NYSE MKT limitations on the use of the Aspire $10 million funding agreement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of ZBB Energy Corporation dated July 01, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 01, 2013	ZBB ENERGY CORPORATION By: /s/ Eric C. Apfelbach Eric C. Apfelbach President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ZBB Energy Corporation dated July 01, 2013